UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

DSS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Framark Drive

Victor, New York 14564

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 Par Value	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2022, DSS, Inc. (the “Company”) entered into an assignment and assumption agreement (the “Assumption Agreement”) with Alset International Limited a Republic of Singapore limited company (“AIL”), pursuant to which DSS has agreed to purchase a convertible promissory note from AIL (the “Note”). The Note has a principal amount of $8,350,000 and accrued but unpaid interest of $367,400 through May 15, 2022. The Note was issued by American Medical REIT, Inc., a Maryland corporation, pursuant to a subscription agreement, dated as of October 29, 2021 between AIL and American Medical REIT, Inc. The consideration to be paid for the Note will be 21,366,177 shares of DSS’s common stock. The number of DSS shares to be issued as consideration was calculated by dividing $8,717,400, the aggregate of the principal amount and the accrued but unpaid interest under the Note, by $0.408 per share. The number of shares of DSS common stock to be issued as consideration may be adjusted based on the accrued interest if the parties should agree to close this transaction on a date other than the anticipated date of May 15, 2022.

The closing of the Assumption Agreement and the issuance of the DSS shares described above will be subject to the approval of the NYSE American and DSS’s shareholders.

The foregoing summary of the Assumption Agreement and the Note are qualified in their entirety by reference to the full text of the Assumption Agreement and the Note, a copy of each is filed herewith as Exhibit 10.1 and Exhibit 10.2 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description
10.1	Assignment and Assumption Agreement
10.2	Convertible Promissory Note Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSS, INC.

February 25, 2022	By:	/s/Jason Grady
	Name:	Jason Grady
	Title:	Chief Operating Officer